UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 6, 2016

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.Entry into a Material Definitive Agreement.

On January 6, 2016, Peak Resorts, Inc. (the “Company”) completed the acquisition of the Hunter Mountain ski resort through the purchase of all of the outstanding stock of each of Hunter Mountain Ski Bowl, Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals, Inc., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc., and Frosty Land, Inc. (collectively, “Hunter Mountain”) pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”) with Paul Slutzky, Charles B. Slutzky, David Slutzky, Gary Slutzky and Carol Slutzky-Tenerowicz entered into on November 30, 2015, as previously disclosed. In connection with the acquisition of Hunter Mountain, on January 6, 2016, the Company entered into a credit agreement and related documents with affiliates of its primary lender, EPR Properties, to fund a portion of the Hunter Mountain purchase price.

Master Credit and Security Agreement and Promissory Note

Pursuant to the Master Credit and Security Agreement (the “Hunter Mountain Credit Agreement”) among the Company, Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc. (together, the “Borrowers”) and EPT Ski Properties, Inc., as lender (referred to herein is “EPR”), EPR agreed to loan to the Company $21.0 million (the “Loan”), as evidenced by the Promissory Note (the “Note”) from the Company, Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc. in favor of EPT Ski Properties, Inc., dated as of January 6, 2016. The debt evidenced by the Note is secured by the assets of each of the Borrowers.

The Hunter Mountain Credit Agreement and Note provide that interest will be charged at an initial rate of 8.00%, subject to an annual increase beginning on February 1, 2017 by the lesser of the following: (x) three times the percentage increase in the CPI (as defined in the Note) from the CPI in effect on the applicable adjustment date over the CPI in effect on the immediately preceding adjustment date or (y) 1.75%.  Past due amounts will be charged a higher interest rate and be subject to late charges.

The Hunter Mountain Credit Agreement further provides that in addition to interest payments, the Borrowers under the Note must pay an additional annual payment equal to 8.00% of the gross receipts in excess of $35.0 million that are attributable to all collateral under the Note for such year.

The Hunter Mountain Credit Agreement includes restrictions or limitations on certain transactions, including mergers, acquisitions, leases, asset sales, loans to third parties, and the incurrence or guaranty of certain additional debt and liens. Financial covenants set forth in the Hunter Mountain Credit Agreement consist of a maximum leverage ratio (as defined in the Hunter Mountain Credit Agreement) of 65%, above which Borrowers are prohibited from incurring additional indebtedness. Borrowers must also maintain a consolidated fixed charge coverage ratio (as defined in the Hunter Mountain Credit Agreement) which (i) requires the Company to increase the balance of its debt service reserve account if the Company’s consolidated fixed charge coverage ratio falls below 1.50:1.00 and (ii) prohibits the Company from paying dividends if the ratio is below 1.25:1.00. The payment of dividends is also prohibited during potential default or default situations.

Under the terms of the Hunter Mountain Credit Agreement, the occurrence of a change of control is an event of default. A change of control will be deemed to occur if (i) within two years after the effective date of the Hunter Mountain Credit Agreement, the Company’s named executive officers (Messrs. Timothy Boyd, Stephen Mueller and Richard Deutsch) cease to beneficially own and control less than 50% of the amount of the Company’s outstanding voting stock that they own as of the effective date of the Hunter Mountain Credit Agreement, or (ii) the Company ceases to beneficially own and control less than all of the outstanding shares of voting stock of those subsidiaries which are borrowers under the Hunter Mountain Credit Agreement.  Other events of default include, but are not limited to, a default on other indebtedness of the Company or its subsidiaries.

The Note may not be prepaid without the consent of EPR. Upon an event of default, as defined in the Note, EPR may, among other things, declare all unpaid principal and interest due and payable. The Note matures on January 5, 2036.

Amended and Restated Master Cross-Default Agreement

Effective as of December 1, 2014, the Company restructured its then-existing debt with EPR and entered into the Second Amendment to Lease Agreement (the “Lease Amendment”) with EPR with respect to its Mad River resort to extend the lease for the Mad River resort to December 31, 2034. In connection with the debt restructure and entry into the Lease Amendment, effective as of December 1, 2014, the Company entered into the Master Cross Default Agreement by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. and the Company, Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc. and JFBB Ski Areas, Inc., as borrowers, and SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC, as guarantors (the “Master Cross Default Agreement”). The Master Cross Default Agreement provides that any event of default under existing or future loan or lien agreements between the Company or its affiliates and EPR, and any event of default under the Lease Amendment, shall automatically constitute an event of default under each of such loan and lien agreements and Lease Amendment, upon which EPR will be entitled to all of the remedies provided under such agreements and Lease Amendment in the case of an event of default.

On January 6, 2016, in connection with the entry into the Hunter Mountain Credit Agreement, the Company entered into the Amended and Restated Master Cross-Default Agreement (“Amended Cross-Default Agreement”) by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. and the Company, Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC, as guarantors. The Amended Cross-Default Agreement adds the Hunter Mountain Credit Agreement, Note and related transaction documents to the scope of loan agreements to which the cross-default provisions of the Master Cross Default Agreement apply.

Guaranty

Also in connection with its debt restructure, effective as of December 1, 2014, the Company entered into the Master Credit and Security Agreement among the Company, Mount Snow, Ltd., Sycamore Lake, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., Deltrecs, Inc., and JFBB Ski Areas, Inc, as borrowers, and EPT Ski Properties, Inc. and EPT Mount Snow, Inc., as lender (the “Master Credit Agreement”), which generally contains terms and conditions governing the Company’s restructured debt owed to EPR. Simultaneously, the Company entered into the Guaranty Agreement together with JFBB Ski Areas, Inc., Mad River Mountain, Inc., SNH Development, Inc., L.B.O. Holding, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., WC Acquisition Corp., Resort Holdings, L.L.C. and BLC Operators, Inc., as guarantors, for the benefit of EPT Ski Properties, Inc. and EPT Mount Snow, Inc. (the “2014 Guaranty Agreement”).  The 2014 Guaranty Agreement obligates the Company and its subsidiaries as guarantors (the “2014 Guarantors”) of all debt evidenced by the Master Credit Agreement and other debt restructure agreements.

On January 6, 2016, in connection with entry into the Hunter Mountain Credit Agreement, the Company entered into the Guaranty Agreement together with Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc., Frosty Land, Inc., JFBB Ski Areas, Inc., Boston Mills Ski Resort, Inc., Brandywine Ski Resort, Inc., Sycamore Lake, Inc., Mount Snow, Ltd. and Deltrecs, Inc., as borrowers, Mad River Mountain, Inc., SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., WC Acquisition Corp., Resort Holdings, L.L.C. and BLC Operators, Inc., as guarantors, for the benefit of EPT Ski Properties, Inc. and EPT Mount Snow, Inc. (the “Hunter Mountain Guaranty Agreement”).  The Hunter Mountain Guaranty Agreement adds the Borrowers under the Hunter Mountain Credit Agreement as guarantors pursuant to the same terms of the 2014 Guaranty Agreement and adds the debt evidenced by the Hunter Mountain Credit Agreement and Note to the debt guaranteed by the Borrowers and 2014 Guarantors.

The Hunter Mountain Credit Agreement, Note, Amended Cross-Default Agreement and Hunter Mountain Guaranty Agreement are filed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. The summaries of the terms of these documents are qualified in their entireties by reference to such exhibits.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 6, 2016, the Borrowers executed the Hunter Mountain Credit Agreement, Note, Amended Cross-Default Agreement and Hunter Mountain Guaranty Agreement. The terms of these documents are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 8.01.Other Events.

On January 7, 2016, the Company issued a press release announcing the completion of the Hunter Mountain acquisition, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The release erroneously stated that the first mortgage (referred to herein as the Hunter Mountain Credit Agreement) for the purchase was $20.0 million rather than $21.0 million.  The Company used the additional borrowings to cover closing costs and to add to its interest reserve account.

The acquisition of Hunter Mountain increases the Company’s total outstanding debt by $37.8 million.  Based on a 6.5% blended rate for the new debt, the Company’s overall blended interest rate declines to 9.5% from the present 10.6% level, and the run rate for quarterly interest expense rises to approximately $3.3 million from $2.7 million currently.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
10.1

Master Credit and Security Agreement among Peak Resorts, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and EPT Ski Properties, Inc., as lender, dated as of January 6, 2016.

10.2

Promissory Note from Peak Resorts, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc. in favor of EPT Ski Properties, Inc., dated as of January 6, 2016.

10.3

Amended and Restated Master Cross Default Agreement by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. and Peak Resorts, Inc., Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC, as guarantors, dated as of January 6, 2016.

10.4

Guaranty Agreement, by Peak Resorts, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc., Frosty Land, Inc., JFBB Ski Areas, Inc., Boston Mills Ski Resort, Inc., Brandywine Ski Resort, Inc., Sycamore Lake, Inc., Mount Snow, Ltd. and Deltrecs, Inc., as borrowers, Mad River Mountain, Inc., SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., WC Acquisition Corp., Resort Holdings, L.L.C. and BLC Operators, Inc., as guarantors, for the benefit of EPT Ski Properties, Inc. and EPT Mount Snow, Inc., made as of January 6, 2016.

99.1	Press release of Peak Resorts, Inc., dated as of January 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2016

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer

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